meridian HOLDINGS

Second Quarter 2026

INVESTOR PRESENTATION

29 JULY 2026

meridianbet EXPANSE STUDIOS R KINGS COMPETITIONS Classics GMAG mexplay CASINO ONLINE

Forward Looking Statements

Certain statements made in this presentation contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements").

Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets," and other words of similar meaning are intended to identify forward-looking statements, but are not the exclusive means of identifying these statements. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; risks associated with the Company's rebranding from Golden Matrix Group Inc. to Meridian Holdings Inc. and the associated change of ticker symbol from GMGI to MRDN; the business, economic, and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing, and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and the timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other effects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations, and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating, and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions, and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we provide no assurance that these plans, intentions, or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2025 (as amended), the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, September 30, 2025, March 31, 2026, and June 30, 2026, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at the SEC's website at www.sec.gov.

Table of Contents

Second Quarter 2026 Highlights

Consistent profitability and six consecutive quarters of deleveraging

Revenue Growth

$50.2M **+16% YoY**

Second Quarter 2026 revenue

Continued top-line growth from $43.2M in Q2 2025.

GAAP Profitability

$2.2M

Net Income attributable to MRDN

$0.17

Diluted EPS vs $(0.31)

Second consecutive GAAP-profitable quarter, **swinging from a $(3.6)M loss**

ADJ. EBITDA

$5.9M

+43% YoY

Up from $4.1M, with margin expansion to 11.8%.

Meridianbet

meridianbet

$35.8M

+23% YoY · 71%

Core segment drives group performance.

Deleveraging

0.39x

Total debt −45% YoY

Net debt reduced to $9.4M; sixth consecutive quarter of debt reduction.

Registrations

+37%

YoY · Meridianbet

Core segment user acquisition accelerating.

Adjusted EBITDA is a non-GAAP measure. See reconciliation on Adjusted EBITDA reconciliation slide. Second Quarter 2025 EPS shown on post-split basis. All figures presented in U.S. Dollars unless otherwise stated. Unaudited figures. Adjusted EBITDA for the prior-year period is presented on a basis consistent with the current-period definition, which excludes unrealized foreign exchange gains and losses, and may differ from amounts previously reported.

Q2 2026 Overview

Second Quarter 2026 Financial Highlights

Figures in millions of U.S. Dollars except margins and EPS

Q2 2026 vs Q2 2025

Revenue	Gross Profit	Gross Margin	Net Income Attributable to MRDN	Adjusted EBITDA	GAAP EPS
$50.2M	$26.9M	53.5%	$2.2M	$5.9M	$0.17
vs $43.2M	vs $24.4M	vs 56.4%	$(3.6)M	vs $4.1M	vs $(0.31)
+16%	+10%	-287 bps	+$5.8M	+43%	+$0.48

Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliation on the Adjusted EBITDA reconciliation slide. Second Quarter 2025 EPS shown on a post reverse split basis. Unaudited figures. Adjusted EBITDA for the prior-year period is presented on a basis consistent with the current-period definition, which excludes unrealized foreign exchange gains and losses, and may differ from amounts previously reported.

Financial Performance

Revenue Growth Continues

Q2 2026 revenue of $50.2M. First-half revenue surpasses $100M


$60
$30
$0
$43.2M
$50.2M
+$6.9M
Q2 2025
Q2 2026

Q2 Revenue Growth

+16%

YOY

Gross Profit Climbs 10%

Gross profit of $26.9M in Q2 2026


$40
$20
$0
$24.4M
+$2.5M
$26.9M
Q2 2025
Q2 2026


Gross Margin
53.5%
-287 bps

Revenue to Operating Cash Flow

How $50.2M of reported revenue converted into $7.8M of operating cash flow


Income Statement
Revenue - Accounting Profit
$50.2M
($23.3M)
$26.9M
($24.4M)
$2.4M
($0.5M)
$2.0M
Revenue
Cost of Revenue
Gross Profit
SG&A
Operating Income
Other & Tax
Net Income
CFS Starting point


Cash Flow Statement
Net Income - Operating Cash Flow
Expanded Scale
$2.0M
$2.9M
$2.9M
$7.8M
Net Income
D&A & Non-Cash Items
Changes in Working Capital
Operating cash flow

Deleveraging That Reaches the Bottom Line

Sixth consecutive quarter of deleveraging, net debt reduced to $9.4M

Cash on Hand
$17.3M
JUN 30, 2026

Strong liquidity position supporting continued operations and strategic priorities

Net Debt
$9.4M
DOWN 65% YOY
NEW RECORD LOW

Net debt reduced from $26.7M to $9.4M, extending an unbroken quarter-over-quarter deleveraging trend.

Net Debt Leverage
0.39x
ADJ. EBITDA BASIS

Strongest capital structure since the Meridianbet acquisition, improved from 0.53x.

Debt Remaining
$26.7M
−45% YOY

Total debt reduced 45% year over year from $48.8M and 62% from year-end 2024, cutting interest expense roughly 80%.

Balance sheet figures as of June 30, 2026 are unaudited. Total Debt includes long-term loan and consideration payable. Net Debt Leverage defined as Net Debt divided by annualized Adjusted EBITDA (based on six-month 2026 Adjusted EBITDA), a non-GAAP measure. See reconciliation in appendix.

Share Count Discipline

Minimal dilution and no new equity granted, protecting shareholder value

0
New equity awards granted
Q2 2026 · burn rate 0%

0.23%
Net share change
Q2 2026 · vs +4.5% a year ago

None
Share repurchases in Q2

Metric	Q2 2026	Q2 2025
Net dilution	+0.23% (+28,560 sh)	+4.5% (+503,134 sh)
Awards vested / settled	28,560 sh	35,394 sh
Share repurchases	None	None
Shares outstanding as of June 30, 2026	12,669,479	11,593,094*

*The year-over-year increase in shares outstanding primarily reflects the 2025 conversion of acquisition-related obligations and debt into equity, which reduced debt and strengthened the balance sheet. New dilutive issuance has since effectively stopped, with the share count essentially flat in 2026.

A transparent view of our share count and dilution, reported every quarter. Prior-year figures shown on a split-adjusted basis. Unaudited.

Second Half 2026 Outlook

For the second half of 2026, we expect constand currency revenue growth of approximately 8% to 10% year-over-year.



$120
$100
$80
$60
$40
$20
$0
$96.9M
8-10% YOY
(constant currency)
Q4 strongest quarter
H2 2025A
H2 2026E

H2 2026 Outlook

Approx. 8% to 10% YOY revenue growth

Constant currency basis, Q4 expected to be the strongest quarter of the year, reflecting major sporting events and holiday-period wagering activity.

The Businesses Behind the Numbers

Segment Performance

Segment Metric	meridianbet	R KINGS COMPETITIONS / Classics	GMAG
Revenue	$35.8M	$10.8M	$3.6M
Revenue YoY	+22.7%	+3.8%	-1.6%
Gross Profit	$23.5M	$2.2M	$1.2M
Gross Profit YoY	+14.6%	-22.7%	+1.9%
Gross Margin	65.6%	20.0%	33.5%
Gross Margin YoY	-459 bps	-683 bps	+117 bps
Segment Income (Loss) from Operations	$6.1M	$(0.1)M	$0.0M

Segment operating income agrees to consolidated income from operations, but excludes unallocated corporate expenses. All figures unaudited.
RKings & CFAC segment revenue includes RKings, Classics for a Cause, and other prize-competition revenue; individual brand figures shown on later slides may not sum to the segment total.

Revenue Composition by Geography

Revenue Composition by Segment



Meridianbet
71%
$35.8M
7%
22%
71%



17%
5%
57%
6%
11%
4%

Sports and iGaming	Americas	5%	Australia	4%		
Prize competitions	UK	17%	Asia	6%		
Aggregators	EU (exc UK)	57%	Africa	11%		

Geographic Revenue



57%
Europe exc. UK
11%
17%
6%
5%
4%
57%

Meridianbet Performance

Core operating segment continues to scale.
Year-over-year performance in Q2 2026

meridianbet

Registrations
+37%
(516K vs 378K)

First-time Depositors
+24%
(89.9K vs 72.3K)

Total Deposit Volume
+24%
(vs Q2 2025)

Revenue
$36M
(+23% YoY vs $29M)

Gross Profit
$24M
(+15% YoY 66% gross margin)

Group Revenue Share
71%
(+383 bps YoY vs 68%)

First-time depositors reflect customers making their first deposit during the period.

Expanse Studios: Rapid Growth Continues

Results are included in the Meridianbet segment.
Year-over-year performance in Q2 2026

1,881 operator sites
362 new added in Q2 2026

95 proprietary titles
18 titles added in Q2 2026

Players	Revenue	Pay-In	GGR
+67%	+138%	+143%	+90%

New operator partnerships:
Bragg (North America) · Maxbet Serbia (part of Flutter) · Synottip · Joker.lv

Operator sites shown on a cumulative basis. Results are included in the Meridianbet segment. All figures unaudited.

New RGS Certifications in Q2 2026

Latvia | Colombia | Portugal | Slovenia

Ontario — License filed, awaiting regulatory approval

New Jersey — Awaiting regulatory approval

Proprietary Operator Tools:

Jackpots
advanced proprietary jackpot system.

Tournaments
player competition across supported titles.

Achievo
proprietary gamification and rewards tool.

RKings Performance

Growing revenue on stronger per-customer value.
Year-over-year performance in Q2 2026

R KINGS COMPETITIONS

Performance Summary

- Sales reached $7.0M, up $0.3M year over year.
- Average order value rose to $15.59, a 20% increase as customer mix shifted toward higher-value segments.
- First-time average order value climbed to $15.18 (+6% YoY), reflecting continued quality in new acquisitions.
- Average spend of new users increased to $40.63, up 23%, a deliberate shift toward quality over volume.

Competition Ticket Sales
$7.0M
+5% YoY · vs $6.6M Q2 2025

Average Order Value
$15.59
+20% YoY · vs $12.98 Q2 2025

Value per New Registration
$15.18
+6% YoY · vs $14.36 Q2 2025

Competition ticket sales represent RKings brand sales and do not sum to the RKings & CFAC segment total, which includes Classics for a Cause and other prize-competition revenue.

Classics for a Cause Performance

Continued year-over-year user growth

Classics

Performance Summary

- New users climbed to 7,259, up 28% year over year.
- New users with purchase rose 25% to 6,627.
- Total purchasers grew to 65,073, up 3% year over year.
- Sales increased 3% in USD to $2.1M; VIP subscriptions held above 10,000, ending the quarter at 10,094.

Gross margin

62%

FY 2025 benchmark ~65%

New Users

7,259

+28% YoY

VIP Subscriptions

10,094

+1% YoY

GMAG Performance

Improving revenue trend and continued content deployment

GMAG

Performance Summary

- New games deployed climbed to 2,382, up 13% year over year.
- Revenue of $3.6M was roughly level with the prior-year period, a marked improvement from the double-digit decline a quarter earlier, and up sequentially from $3.1M in Q1.
- New providers onboarded totaled 3 in the quarter; provider onboarding varies from quarter to quarter.

New Games Deployed
2,382
+13% YoY · vs 2,106

Revenue
$3.6M
roughly level YoY · up from $3.1M in Q1

New Providers
3
vs 4 in Q2 2025

GMAG results are reported within the GMAG segment per Form 10-Q. MexPlay is reported within the GMAG segment and covered separately on the following slide. All figures presented in U.S. Dollars. Unaudited figures.

Mexplay: Accelerating New User Economics

Included in the GMAG Segment

mexplay CASINO ONLINE

Performance Summary

- Total registrations reached 48,294, up 50% year over year as the customer acquisition funnel continues to scale.
- First-time depositors climbed to 5,001, a 53% increase reflecting an expanding paying customer base.
- First-time deposit value rose to approximately $54K, up 65% year over year on improving new user economics.

Registrations

48,294

+271% → +50% YoY · scaling acquisition funnel

First-time Depositors

5,001

+198% → +53% YoY · paying customer base expansion

First-Time Deposit Value (USD)

$54K

+183% → +65% YoY · improving new user economics

First-time deposit value reflects the aggregate value of initial deposits from newly acquired customers. MexPlay total sales were $0.7 million in Q2 2026, up 31% year over year.

The Investment Case

Six Brands. Zero Overlap. One Platform.

Built like a portfolio. Runs like a platform.

- Over 20 regulated markets
- B2B and B2C: sports, casino, raffle, prize competitions
- Proprietary technology: 25 years of IP
- No brand competes with another
- Every vertical. Every model. One holding.

Full company overview
meridian-holdings.com


meridianbet
Sports Betting & iGaming
B2B+B2C | 18 Markets
R KINGS COMPETITIONS
Prize Competitions
B2C | UK & Ireland
Classics
Raffles & Loyalty
B2C | Australia
meridian HOLDINGS
MERIDIAN HOLDINGS
NASDAQ: MRDN
XPANSE
iGaming Dev
B2B · Global
meplay
Online Casino
B2C | Mexico
GMAG
Casino Platform & Aggregator
B2B | Asia

One Platform. Zero Brand Overlap.

Built like a portfolio. Runs like a platform. Grows like a network.

Expansion
20+ Regulated Markets

Owned Technology
Proven Platform

We Never Compete With Ourselves

- **Meridianbet:** 18 markets, sports & iGaming
- **RKings:** Prize competitions, UK & Ireland
- **GMAG:** B2B aggregator, Asia
- **Expanse:** iGaming content studio, B2B
- **Classics:** Memberships & trade promotions, Australia
- **MexPlay:** Online casino, Mexico

Six Category Leaders. One Stock.

We Make Money in Every Scenario

- Regulations tighten: our licensed footprint widens the moat
- Market consolidates: we acquire or partner
- Sports outcomes vary: casino and B2B smooth revenue
- B2C slows: B2B scales independently

Antifragile by Design

The Moat That Compounds

- 25+ years of profitable operations
- Over 20 regulated markets: barriers to entry
- 1,881 B2B distribution sites on proprietary tech
- Strong cash generation: self-funded growth
- Zero cross-brand overlap or cannibalization

Profitable + Growing + Protected

Efficient
Lean Operations

Capital Discipline
Self-Funded Growth

Network Effects + Cross-Selling + Shared Tech + Regulatory Expertise

We're Not in the Gaming Business. We ARE the Gaming Business

A Decade of Sustained Growth

From regional operator to global platform. Consistent execution across 10 fiscal years.



$200
$160
$120
$80
$40
$0
$26M
$31M
$39M
$45M
$41M
$60M
$75M
$93M
$151M
$183M
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025A

One Platform. Now One Name. Meridian Holdings.

New Corporate Identity Reflects Our Unified Platform and Decade of Proven Execution.

PLATFORM FOUNDATIONS EVENT	GEOGRAPHIC EXPANSION	PUBLIC MARKETS DEBUT	TRANSFORMATIVE PIVOT	A NEW IDENTITY FOR A NEW ERA
GMG Entry into Gaming Market	GMAG GMAG acquisition (Asia) R. KINGS COMPETITIONS RKings acquisition (UK) OTCMarkets OTCQX uplisting	meXplay Started in Mexico Nasdaq Main market listing	meridianbet Meridianbet Brazil license US launch Classics Classics acquisition	meridian HOLDINGS Corporate rebrand Meridian Holdings Inc. NASDAQ: MRDN
2016	2021	2022	2024-2025	March 2026

A Decade of Execution. One Unified Platform. One Name.

Appendices

Appendix 1: Non-GAAP Financial Measures and Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: interest income and expense; income taxes; and depreciation and amortization. Adjusted EBITDA further excludes: stock-based compensation, unrealized foreign exchange gain or loss, restructuring costs (which include charges or expenses attributable to acquisition-related costs), and severance costs.	Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. Used by management to assess performance and effectiveness of our business strategies. Provides a measure, among others, used in the determination of incentive compensation for management.
Net Debt and Net Debt Leverage Ratio	Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by annualized Adjusted EBITDA for the period then ended.	We believe these measures provide investors with additional insight into the Company's leverage and liquidity position, illustrating our ability to service and repay debt using operating performance and available cash resources.

Adjusted EBITDA for the prior-year period is presented on a basis consistent with the current-period definition, which excludes unrealized foreign exchange gains and losses, and may differ from amounts previously reported

Appendix 2: Key Financial Metrics (Unaudited)

Amounts in Millions, Except Per Share Data - Q2 2026 vs Q2 2025

	Q2 2026	Q2 2025	Y/Y Change	Y/Y %
Revenue	$50.2	$43.2	+$6.9	+16%
Gross profit	$26.9	$24.4	+$2.5	+10%
Gross Margin	53.5%	56.4%	- 287bps	-287 bps
Net Income (loss) attributable to MRDN	$2.2	$(3.6)	+$5.8	N/M
EPS	$0.17	$(0.31)	+$0.48	N/M
Adjusted EBITDA	$5.9	$4.1	+$1.8	+43%

Appendix 3: Non-GAAP Net Debt Leverage Reconciliation

Reconciliation of Net Debt and Leverage Calculation (Unaudited) - June 30, 2026

Net debt & leverage calculation

Total debt	$26,746,457
Less: cash and cash equivalents	$(17,318,751)
Net debt	$9,427,706
Divided by: Annualized six-month 2026 Adjusted EBITDA	$24,421,186
Net debt leverage ratio	**0.39x**

Adjusted EBITDA is a non-GAAP measure, see non-GAAP reconciliation slide. Leverage calculation reflects annualized six-month 2026 Adjusted EBITDA. Total debt includes long-term loan and consideration payable. All figures unaudited

Net debt leverage
0.39x
Jun 30, 2026

Net debt
$9.4M
Jun 30, 2026

Net debt reduced by
65%
YoY, from $26.7M

Cash position
$17.3M
Jun 30, 2026

- Total debt reduced $22.1M (−45%) YoY, from $48.8M to $26.7M
- Net debt leverage improved to 0.39x, strongest capital structure since Meridianbet acquisition
- Company exits Second Quarter 2026 with sub-0.5x leverage and a strengthened balance sheet

Appendix 4: Consolidated Income Statement - Second Quarter 2026 (Unaudited)

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income Unaudited

	Q2 2026	Q2 2025
Revenues	$50,193,999	$43,245,368
Cost of goods sold	$(23,339,079)	$(18,868,349)
Gross Profit	$26,854,920	$24,377,019
Operating expenses, Selling, general and administrative expenses	$24,414,985	$26,681,869
Income (loss) from operations	$2,439,935	$(2,304,850)
Other income (expense):		
Interest expense	$(300,185)	$(1,481,669)
Interest earned	$35,133	$16,884
Foreign exchange gain (loss)	$(162,075)	$(63,455)
Other Income	$572,182	$591,576
Total other income (loss)	$145,055	$(936,664)
Net income (loss) before tax	$2,584,990	$(3,241,514)
Provision for income taxes	$623,120	$490,377
Net income (loss)	$1,961,870	$(3,731,891)

Appendix 4: Consolidated Income Statement - Second Quarter 2026 (Unaudited)

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income Unaudited

	Q2 2026	Q2 2025
Less: Net loss attributable to noncontrolling interest	$(203,180)	$(147,546)
Net Income (loss) attributable to MRDN	$2,165,050	$(3,584,345)
Weighted average ordinary shares outstanding:		
Basic	12,665,133	11,497,369
Diluted	12,759,079	11,497,369
Net Income (loss) per ordinary share attributable to MRDN:		
Basic	$0.17	$(0.31)
Diluted	$0.17	$(0.31)
Net Income (loss)	$1,961,870	$(3,731,891)
Foreign currency translation adjustments	$(1,050,099)	$4,198,530
Comprehensive income	$911,771	$466,639
Less: Net loss attributable to noncontrolling interest	$(203,180)	$(147,546)
Comprehensive income attributable to MRDN	$1,114,951	$614,185

Appendix 5: Reconciliation of U.S. GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA (Unaudited)

Three-Month Period Ended June 30, 2026 vs. June 30, 2025 (Unaudited)

	June 30, 2026	June 30, 2025
Net Income (loss)	$1,961,870	$(3,731,891)
+ Interest expense	$300,185	$1,481,669
– Interest income	$(35,133)	$(16,884)
+ Taxes	$623,120	$490,377
+ Depreciation	$1,185,050	$1,344,024
+ Amortization	$1,531,499	$2,465,380
EBITDA	**$5,566,591**	**$2,032,675**
+ Stock-based compensation	$(97,292)	$1,416,314
+ Restructuring costs	-	-
- Unrealized foreign exchange gain or loss	$163,174	$693,217
+ Severance costs	$288,741	-
Adjusted EBITDA	**$5,921,214**	**$4,142,206**

meridian HOLDINGS

3651 Lindell Road, Ste 555
Las Vegas, NV

+1 702 318-7548

www.meridian-holdings.com